Exhibit 4.1
Execution Version

This SEVENTH SUPPLEMENTAL INDENTURE (this “Seventh Supplemental Indenture”), dated as of December 14, 2016, among DR PEPPER SNAPPLE GROUP, INC., a Delaware corporation (the “Company”), the Guarantors listed in Schedule I (the “Guarantors”), and WELLS FARGO BANK, N.A., as trustee (the “Trustee”).
RECITALS
WHEREAS, the Company and the Trustee have heretofore executed and delivered an indenture, dated as of December 15, 2009 (the “Base Indenture” and, together with this Seventh Supplemental Indenture, and as such may be amended, supplemented or otherwise modified from time to time, the “Indenture”), providing for the issuance by the Company from time to time of its debt securities to be issued in one or more series;
WHEREAS, Sections 2.1 and 9.1 of the Base Indenture provide, among other things, that the Company and the Trustee may, without the consent of Holders, enter into indentures supplemental to the Base Indenture to provide for specific terms applicable to any series of notes;
WHEREAS, Section 2.1 of the Base Indenture provides, among other things, that there shall be established in or pursuant to a Board Resolution, and set forth, or determined in the manner provided, in an Officers’ Certificate of the Company or in a Company Order, or established in one or more indentures supplemental to the Base Indenture, prior to the issuance of Securities of any series whether Securities of the series are entitled to the benefits of any Securities Guarantee of any Guarantor pursuant to the Indenture, the identity of any such Guarantors, whether Notations of such Securities Guarantees are to be included on such Securities and any terms of such Securities Guarantee with respect to the Securities of the series in addition to those set forth in Article X of the Base Indenture, or any exceptions to or changes to those set forth in Article X of the Base Indenture;
WHEREAS, Section 10.1 of the Base Indenture provides that prior to the authentication and delivery upon original issuance of Securities of any series that are to be guaranteed by a Person, the Company, the Trustee and such Person shall have entered into a supplemental indenture pursuant to Section 9.1(11) of the Base Indenture whereby such Person shall have executed a Securities Guarantee under the Base Indenture with respect to any series of Securities as to which such Person has been so established pursuant to Section 2.1 of the Base Indenture as a Guarantor thereof;
WHEREAS, the Company intends by this Seventh Supplemental Indenture to create and provide for the issuance of four new separate series of debt securities to be designated as the “2.530% Senior Notes due 2021” (the “2021 Notes”), the “3.130% Senior Notes due 2023” (the “2023 Notes”), the “3.430% Senior Notes due 2027” (the “2027 Notes”) and the “4.420% Senior Notes due 2046” (the “2046 Notes” and, together with the 2021 Notes, the 2023 Notes and the 2027 Notes, the “Notes”);
WHEREAS, the Company intends by this Seventh Supplemental Indenture to provide that each series of the Notes will be entitled to the benefits of the Securities Guarantee of the Guarantors;

WHEREAS, the Guarantors intend by this Seventh Supplemental Indenture to execute a Securities Guarantee with respect to each series of the Notes;
WHEREAS, pursuant to Section 9.1(9) and (11) of the Base Indenture, the Trustee, the Company and the Guarantors are authorized to execute and deliver this Seventh Supplemental Indenture to amend or supplement the Base Indenture, without the consent of any Holder of Notes; and
WHEREAS, all things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, issued upon the terms and subject to the conditions set forth hereinafter and in the Base Indenture and delivered as provided in the Base Indenture against payment therefor, valid, binding and legal obligations of the Company and the Guarantors according to their terms, and all actions required to be taken by the Company and the Guarantors under the Base Indenture to make this Seventh Supplemental Indenture a valid, binding and legal agreement of the Company and the Guarantors, have been done;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS AND INCORPORATION BY REFERENCE
Section 1.01    Definitions.
(a)    All capitalized terms used herein and not otherwise defined below shall have the meanings ascribed thereto in the Base Indenture.
(b)    The following are definitions used in this Seventh Supplemental Indenture, and to the extent that a term is defined both herein and in the Base Indenture, the definition in this Seventh Supplemental Indenture shall govern with respect to the Notes.
“Attributable Debt” in respect of a sale and leaseback transaction means, at any time of determination, the present value at that time of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction. Such present value will be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP; provided, however, that if such sale and leaseback transaction results in a Capital Lease Obligation, the amount of Attributable Debt represented thereby will be determined in accordance with the definition of “Capital Lease Obligation.”
“Capital Lease Obligation” means, at any time of determination, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP.
“Capital Stock” means: (1) in the case of a corporation, corporate stock; (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) resulting in any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its Subsidiaries) becoming the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of the Company or other Voting Stock into which the Voting Stock of the Company is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in a transaction or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to one or more Persons (other than the Company or one of its subsidiaries); or (3) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(i) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction, or (ii) immediately following that transaction no Person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of the holding company.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming that the 2021 Notes matured on October 15, 2021, the 2023 Notes matured on October 15, 2023, the 2027 Notes matured on March 15, 2027 and the 2046 Notes matured on June 15, 2046) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.
“Comparable Treasury Price” means, with respect to any redemption date (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all of such quotations.
“Consolidated Total Assets” means, with respect to any Person, as of any date of determination, the total assets reflected on the consolidated balance sheet of such Person and its subsidiaries as of the end of the most recently ended fiscal quarter of such Person for which consolidated financial statements have been prepared, determined on a consolidated basis in accordance with GAAP.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Company who (a) was a member of the Board of Directors on the date the Notes were issued or (b) was nominated, appointed or approved by a majority of the members of the Board of Directors who were continuing directors at the time of such nomination, appointment or approval.
 “Credit Agreements” means the Existing Credit Agreement as such agreement may be amended, supplemented or otherwise modified from time to time, and any agreement, indenture or other documentation relating to extensions, refinancings, replacements or restructuring of the credit facilities governed by the Existing Credit Agreements, whether the same or any other agent, agents, lenders or group of lenders is or are parties thereto.
“Existing Credit Agreement” means the credit agreement, dated as of September 25, 2012, among the Company, the lenders and issuing banks party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A. and Deutsche Bank Securities Inc., as syndication agents, and Branch Banking and Trust Company, Credit Suisse AG, Cayman Islands Branch, HSBC Bank USA, N.A., Morgan Stanley Senior Funding, Inc., UBS Securities LLC and U.S. Bank National Association, as co documentation agents, as supplemented by the first amendment to the credit agreement dated as of August 21, 2015.
“Fitch” means Fitch, Inc.
“Funded Debt” means Indebtedness which by its terms matures at or is extendible or renewable at the option of the obligor to date more than 12 months after the date of the creation or incurrence of such Indebtedness.
“Indebtedness” means, with respect to any Person, without duplication, any indebtedness of such Person, whether or not contingent: (1) in respect of borrowed money; (2) evidenced by bonds, notes, debentures, or similar instruments or letters of credit (or reimbursement agreements with respect thereto); (3) in respect of banker’s acceptances, bank guarantees, surety bonds or similar instruments; (4) representing Capital Lease Obligations; or (5) representing the balance deferred and unpaid of the purchase price of any property or services due more than six months after such property is acquired or such services are completed, except any such balance that constitutes a trade payable or similar obligation to a trade creditor incurred in the ordinary course of business; if and to the extent any of the preceding items (other than letters of credit) would appear as a liability upon a balance sheet (excluding the notes thereto) of the specified Person prepared in accordance with GAAP.
In addition, the term “Indebtedness” includes all of the following items, whether or not any such items would appear as a liability on a balance sheet of the specified Person in accordance with GAAP: (1) all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person); and (2) to the extent not otherwise included, any guarantee by the specified Person of Indebtedness of any other Person.
“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody's and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Company.
“Lien” means any mortgage, lien, pledge, charge, security interest or other encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statute) of any jurisdiction. Notwithstanding the foregoing, an operating lease shall not be deemed to constitute a Lien.
“Merger” means the Company’s acquisition of Bai Brands LLC pursuant to the Merger Agreement.
“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of November 21, 2016, by and among the Company, Bai Brands LLC and Superfruit Merger Sub, LLC.
“Merger Closing Date” means the date on which the Merger is consummated.
“Moody’s” means Moody’s Investors Service, Inc.
“Permitted Encumbrances” means: (1) Liens imposed by law for taxes, assessments or governmental charges that are not overdue for a period of more than 30 days or that are being contested in good faith; (2) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days (or if more than 30 days overdue, are unfiled and no other action has been taken to enforce such Liens) or are being contested in good faith; (3) (i) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Company or any Subsidiary of the Company; (4) deposits to secure the performance of bids, trade contracts (other than for the repayment of borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations), in each case in the ordinary course of business; (5) judgment liens for the payment of money (i) not in excess of $75,000,000 in the aggregate (to the extent not covered by independent third-party insurance) or (ii) in respect of judgments that the Company or a Subsidiary of the Company is in good faith prosecuting an appeal or other proceeding for review or Liens incurred by the Company or a Subsidiary of the Company for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Company or a Subsidiary of the Company is a party; (6) easements, restrictions, rights-of-way and similar encumbrances and minor title defects on real property imposed by law or arising in the ordinary course of business that do not secure any payment obligations and do not, in the aggregate, materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary of the Company; (7) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which do not (i) interfere in any material respect with the business of the Company and its Subsidiaries, taken as a whole, or (ii) secure any Indebtedness; (8) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (9) Liens (i) of a collection bank on the items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and (iii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set off) and which are customary in the banking industry; (10) any interest or title of a lessor under leases entered into by the Company or any of its Subsidiaries in the ordinary course of business and financing statements with respect to a lessor’s right in and to personal property leased to the Company or any of its Subsidiaries in the ordinary course of the Company’s or any of its Subsidiaries' business other than through a capital lease; (11) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Company or any Subsidiaries in the ordinary course of business; (12) Liens deemed to exist in connection with Permitted Investments and reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts maintained in the ordinary course of business and not for speculative purposes; (13) Liens that are contractual rights of set-off: (a) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the issuance of Indebtedness, (b) relating to pooled deposit or sweep accounts of the Company or any Subsidiary of the Company to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Company and its Subsidiaries or (c) relating to purchase orders and other agreements entered into with customers of the Company or any Subsidiary of the Company in the ordinary course of business; (14) Liens solely on any cash earnest money deposits made by the Company or any Subsidiaries in connection with any letter of intent or purchase agreement; (15) ground leases in respect of real property on which facilities owned or leased by the Company or any of its Subsidiaries are located; (16) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (17) any zoning or similar law or right reserved to or vested in any governmental authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Company or any Subsidiary of the Company; and (18) Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods.
“Permitted Investments” means: (1) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the U.S. (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the U.S.), in each case maturing within one year from the date of acquisition thereof; (2) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s; (3) investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the U.S. or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; (4) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (1) above and entered into with a financial institution satisfying the criteria described in clause (3) above; and (5) money market funds that (a) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (b) are rated AAA by S&P and Aaa by Moody’s and (c) have portfolio assets of at least $5,000,000,000.
“Person” means any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
“Principal Property” means any manufacturing, processing or bottling plant, warehouse or distribution center (including the land upon which it is situated), owned and operated by the Company or any Subsidiary of the Company, provided that the book value of such property is an amount greater than 1% of Consolidated Total Assets of the Company.
“Rating Agencies” means (a) each of Fitch, Moody’s and S&P; and (b) if any of Fitch, Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” (within the meaning of Section 3(a)(62) of the Exchange Act) selected by the Company as a replacement Rating Agency for a former Rating Agency.
“Rating Event” means the rating on the applicable series of Notes is lowered by each of the Rating Agencies and such Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (a) the occurrence of a Change of Control and (b) public notice of the occurrence of a Change of Control or the Company’s intention to effect a Change of Control; provided that a Rating Event will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if each Rating Agency making the reduction in rating does not publicly announce or confirm or inform the trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event). If any Rating Agency that provided a rating of a series of Notes on the day immediately prior to the beginning of such 60-day period (or extension thereof) is not providing a rating of such series of Notes at the end of such 60- day period (or extension thereof) for any reason, such 60-day period (or extension thereof) shall be extended an additional 30 days and, if the Company has not selected a replacement Rating Agency on or before the end of such 30-day period, then such Rating Agency shall be deemed to have lowered its rating of such series of Notes at the end of such 30-day period to be below an Investment Grade Rating.
“Reference Treasury Dealer” means (i) each of Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC (or their respective affiliates that are primary U.S. Government securities dealers), and their respective successors, or if at any time any of the above is not a primary U.S. Government securities dealer, another nationally recognized investment banking firm selected by the Company that is a primary U.S. Government securities dealer and (ii) one other primary U.S. Government securities dealers selected by the Company.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.
“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal and interest of such Notes that would be due if such Notes matured on October 15, 2021 in the case of the 2021 Notes, October 15, 2023 in the case of the 2023 Notes, March 15, 2027 in the case of the 2027 Notes, or on June 15, 2046 in the case of the 2046 Notes.
“S&P” means S&P Global Ratings, a division of S&P Global Inc.
“Treasury Rate” means, for any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity, computed as of the second Business Day immediately preceding that redemption date, of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date. The Company will, prior to such redemption date, provide written notice executed by an Officer of the Company of the Treasury Rate to the Trustee, including the calculation thereof in reasonable detail.
Section 1.02    Other Definitions.

Term	Defined in Section
“2021 Interest Payment Date”	2.04(c)
“2021 Notes”	Recitals
“2021 Maturity Date”	2.04(b)
“2021 Regular Record Date”	2.04(c)
“2023 Interest Payment Date”	2.05(c)
“2023 Notes”	Recitals
“2023 Maturity Date”	2.05(b)

“2023 Regular Record Date”	2.05(c)
“2027 Interest Payment Date”	2.06(c)
“2027 Notes”	Recitals
“2027 Maturity Date”	2.06(b)
“2027 Regular Record Date”	2.06(c)
“2046 Interest Payment Date”	2.07(c)
“2046 Notes”	Recitals
“2046 Maturity Date”	2.07(b)
“2046 Regular Record Date”	2.07(c)
“Base Indenture”	Recitals
“Change of Control Offer”	5.01(b)
“Change of Control Payment”	5.01(a)
“Change of Control Payment Date”	5.01(b)(ii)
“Indenture”	Recitals
“Special Mandatory Redemption”	4.01(a)
“Special Mandatory Redemption Date”	4.02(b)
“Special Mandatory Redemption Price”	4.01(a)
Section 1.03    Incorporation by Reference of Trust Indenture Act.
The Indenture is subject to the mandatory provisions of the Trust Indenture Act, which are incorporated by reference in and made a part of the Indenture. The following Trust Indenture Act terms have the following meanings:
“indenture securities” means the Notes.
“indenture security holder” means a Holder.
“indenture to be qualified” means this Seventh Supplemental Indenture.

“indenture trustee” or “institutional trustee” means the Trustee.
“obligor” on the indenture securities means the Company and the Guarantors and any other obligor on the indenture securities.
All other Trust Indenture Act terms used in this Seventh Supplemental Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

ARTICLE II
APPLICATION OF SUPPLEMENTAL INDENTURE
AND CREATION, FORMS, TERMS AND CONDITIONS OF NOTES
Section 2.01    Application of this Seventh Supplemental Indenture.
Notwithstanding any other provision of this Seventh Supplemental Indenture, the provisions of this Seventh Supplemental Indenture, including the covenants set forth herein, are expressly and solely for the benefit of the holders of the Notes. The Notes constitute four separate series of Securities as provided in Section 2.1 of the Base Indenture.
Section 2.02    Creation of the Notes. In accordance with Section 2.1 of the Base Indenture, the Company hereby creates each of the 2021 Notes, the 2023 Notes, the 2027 Notes and the 2046 Notes as a separate series of its Securities issued pursuant to the Indenture. The 2021 Notes shall be issued initially in an aggregate principal amount of $250,000,000. The 2023 Notes shall be issued initially in an aggregate principal amount of $500,000,000. The 2027 Notes shall be issued initially in an aggregate principal amount of $400,000,000. The 2046 Notes shall be issued initially in an aggregate principal amount of $400,000,000.
Section 2.03    Form of the Notes. The Notes shall each be issued in the form of a Global Note, duly executed by the Company and authenticated by the Trustee, which shall be deposited with the Trustee as custodian for DTC and registered in the name of “Cede & Co.,” as the nominee of DTC. The 2021 Notes shall be substantially in the form of Exhibit A attached hereto, the 2023 Notes shall be substantially in the form of Exhibit B attached hereto, the 2027 Notes shall be substantially in the form of Exhibit C attached hereto, and the 2046 Notes shall be substantially in the form of Exhibit D attached hereto. So long as DTC, or its nominee, is the registered owner of a Global Note, DTC or its nominee, as the case may be, shall be considered the sole owner or Holder of the Notes represented by such Global Note for all purposes under the Indenture. Ownership of beneficial interests in such Global Note shall be shown on, and transfers thereof will be effective only through, records maintained by DTC (with respect to beneficial interests of participants) or by participants or Persons that hold interests through participants (with respect to beneficial interests of beneficial owners).

Section 2.04    Terms and Conditions of the 2021 Notes.
The 2021 Notes shall be governed by all the terms and conditions of the Base Indenture, as supplemented by this Seventh Supplemental Indenture. In particular, the following provisions shall be terms of the 2021 Notes:
(a)    Title and Conditions of the 2021 Notes. The title of the 2021 Notes shall be as specified in the recitals; and the aggregate principal amount of the 2021 Notes shall be as specified in Section 2.02 of this Article II, except for 2021 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, Notes pursuant to Sections 2.8, 2.9, 2.13, 2.16, 5.7 or 9.5 of the Base Indenture.
(b)    Stated Maturity. The 2021 Notes shall mature, and the principal of the 2021 Notes shall be due and payable in U.S. Dollars to the Holders thereof, together with all accrued and unpaid interest thereon, on November 15, 2021 (the “2021 Maturity Date”).
(c)    Payment of Principal and Interest. The 2021 Notes shall bear interest at the rate of 2.530% per annum, from and including December 14, 2016, or from the most recent 2021 Interest Payment Date (as defined hereafter) on which interest has been paid or provided for until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. Interest shall be calculated on the basis of a 360‑day year comprised of twelve 30-day months. Interest on the 2021 Notes shall be payable semi-annually in arrears in U.S. Dollars on May 15 and November 15 of each year, commencing on May 15, 2017 (each such date, a “2021 Interest Payment Date” for the purposes of the 2021 Notes under this Seventh Supplemental Indenture). Payments of interest shall be made to the Person in whose name a 2021 Note (or predecessor 2021 Note) is registered (which shall initially be the Depositary) at the close of business on May 1 or November 1 (whether or not such date is a Business Day), as the case may be, immediately preceding such 2021 Interest Payment Date (each such date, a “2021 Regular Record Date” for the purposes of the 2021 Notes under this Seventh Supplemental Indenture).
(d)    Registration and Form. The 2021 Notes shall be issuable as registered securities as provided in Section 2.03 of this Article II. The form of the 2021 Notes shall be as set forth in Exhibit A attached hereto. The 2021 Notes shall be issued and may be transferred only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. All payments of principal, redemption price and accrued unpaid interest in respect of the 2021 Notes shall be made by the Company by wire transfer of immediately available funds in U.S. Dollars to the Depositary or its nominee, as the case may be, as the registered owner of the Global Notes representing such 2021 Notes.
(e)    Legal Defeasance and Covenant Defeasance. The provisions for legal defeasance in Section 8.2 of the Base Indenture, and the provisions for covenant defeasance in Section 8.3 of the Base Indenture, shall be applicable to the 2021 Notes.

(f)    Further Issuance. Notwithstanding anything to the contrary contained herein or in the Base Indenture, the Company may, from time to time, without the consent of or notice to the Holders, create and issue further securities having the same ranking and interest rate, maturity and other terms as the 2021 Notes, except for the issue date, and, in some cases the public offering price and the first interest payment date. Additional 2021 Notes issued in this manner shall be consolidated and shall form a single series with the previously outstanding 2021 Notes.
(g)    Redemption. The 2021 Notes are subject to redemption by the Company in whole or in part in the manner described herein.
(h)    Guarantees. The payment of the principal and any accrued and unpaid interest on the 2021 Notes, whether at the 2021 Maturity Date, by acceleration, by redemption or otherwise, is fully and unconditionally guaranteed, jointly and severally, by the Guarantors as provided in Article X of the Base Indenture.
(i)    Ranking. The 2021 Notes and the Securities Guarantees are senior unsecured obligations of the Company and the Guarantors, respectively, and rank equally in right of payment with all unsecured and unsubordinated indebtedness of the Company and the Guarantors, respectively.
(j)    Sinking Fund. The 2021 Notes are not entitled to any sinking fund.
(k)    Other Terms and Conditions. The 2021 Notes shall have such other terms and conditions as provided in the form thereof attached as Exhibit A hereto.
Section 2.05    Terms and Conditions of the 2023 Notes.
The 2023 Notes shall be governed by all the terms and conditions of the Base Indenture, as supplemented by this Seventh Supplemental Indenture. In particular, the following provisions shall be terms of the 2023 Notes:
(a)    Title and Conditions of the 2023 Notes. The title of the 2023 Notes shall be as specified in the recitals; and the aggregate principal amount of the 2023 Notes shall be as specified in Section 2.02 of this Article II, except for 2023 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, Notes pursuant to Sections 2.8, 2.9, 2.13, 2.16, 5.7 or 9.5 of the Base Indenture.
(b)    Stated Maturity. The 2023 Notes shall mature, and the principal of the 2023 Notes shall be due and payable in U.S. Dollars to the Holders thereof, together with all accrued and unpaid interest thereon, on December 15, 2023 (the “2023 Maturity Date”).
(c)    Payment of Principal and Interest. The 2023 Notes shall bear interest at the rate of 3.130% per annum, from and including December 14, 2016, or from the most recent 2023 Interest Payment Date (as defined hereafter) on which interest has been paid or provided for until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. Interest shall be calculated on the basis of a 360‑day year comprised of twelve 30-day months. Interest on the 2023 Notes shall be payable semi-annually in arrears in U.S. Dollars on June 15 and December 15 of each year, commencing on June 15, 2017 (each such date, a “2023 Interest Payment Date” for the purposes of the 2023 Notes under this Seventh Supplemental Indenture). Payments of interest shall be made to the Person in whose name a 2023 Note (or predecessor 2023 Note) is registered (which shall initially be the Depositary) at the close of business on June 1 or December 1 (whether or not such date is a Business Day), as the case may be, immediately preceding such 2023 Interest Payment Date (each such date, a “2023 Regular Record Date” for the purposes of the 2023 Notes under this Seventh Supplemental Indenture).
(d)    Registration and Form. The 2023 Notes shall be issuable as registered securities as provided in Section 2.03 of this Article II. The form of the 2023 Notes shall be as set forth in Exhibit B attached hereto. The 2023 Notes shall be issued and may be transferred only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. All payments of principal, redemption price and accrued unpaid interest in respect of the 2023 Notes shall be made by the Company by wire transfer of immediately available funds in U.S. Dollars to the Depositary or its nominee, as the case may be, as the registered owner of the Global Notes representing such 2023 Notes.
(e)    Legal Defeasance and Covenant Defeasance. The provisions for legal defeasance in Section 8.2 of the Base Indenture, and the provisions for covenant defeasance in Section 8.3 of the Base Indenture, shall be applicable to the 2023 Notes.
(f)    Further Issuance. Notwithstanding anything to the contrary contained herein or in the Base Indenture, the Company may, from time to time, without the consent of or notice to the Holders, create and issue further securities having the same ranking and interest rate, maturity and other terms as the 2023 Notes, except for the issue date, and, in some cases the public offering price and the first interest payment date. Additional 2023 Notes issued in this manner shall be consolidated and shall form a single series with the previously outstanding 2023 Notes.
(g)    Redemption. The 2023 Notes are subject to redemption by the Company in whole or in part in the manner described herein.
(h)    Guarantees. The payment of the principal and any accrued and unpaid interest on the 2023 Notes, whether at the 2023 Maturity Date, by acceleration, by redemption or otherwise, is fully and unconditionally guaranteed, jointly and severally, by the Guarantors as provided in Article X of the Base Indenture.
(i)    Ranking. The 2023 Notes and the Securities Guarantees are senior unsecured obligations of the Company and the Guarantors, respectively, and rank equally in right of payment with all unsecured and unsubordinated indebtedness of the Company and the Guarantors, respectively.
(j)    Sinking Fund. The 2023 Notes are not entitled to any sinking fund.

(k)    Other Terms and Conditions. The 2023 Notes shall have such other terms and conditions as provided in the form thereof attached as Exhibit B hereto.
Section 2.06    Terms and Conditions of the 2027 Notes.
The 2027 Notes shall be governed by all the terms and conditions of the Base Indenture, as supplemented by this Seventh Supplemental Indenture. In particular, the following provisions shall be terms of the 2027 Notes:
(a)    Title and Conditions of the 2027 Notes. The title of the 2027 Notes shall be as specified in the recitals; and the aggregate principal amount of the 2027 Notes shall be as specified in Section 2.02 of this Article II, except for 2027 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, Notes pursuant to Sections 2.8, 2.9, 2.13, 2.16, 5.7 or 9.5 of the Base Indenture.
(b)    Stated Maturity. The 2027 Notes shall mature, and the principal of the 2027 Notes shall be due and payable in U.S. Dollars to the Holders thereof, together with all accrued and unpaid interest thereon, on June 15, 2027 (the “2027 Maturity Date”).
(c)    Payment of Principal and Interest. The 2027 Notes shall bear interest at the rate of 3.430% per annum, from and including December 14, 2016, or from the most recent 2027 Interest Payment Date (as defined hereafter) on which interest has been paid or provided for until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. Interest shall be calculated on the basis of a 360‑day year comprised of twelve 30-day months. Interest on the 2027 Notes shall be payable semi-annually in arrears in U.S. Dollars on June 15 and December 15 of each year, commencing on June 15, 2017 (each such date, a “2027 Interest Payment Date” for the purposes of the 2027 Notes under this Seventh Supplemental Indenture). Payments of interest shall be made to the Person in whose name a 2027 Note (or predecessor 2027 Note) is registered (which shall initially be the Depositary) at the close of business on June 1 or December 1 (whether or not such date is a Business Day), as the case may be, immediately preceding such 2027 Interest Payment Date (each such date, a “2027 Regular Record Date” for the purposes of the 2027 Notes under this Seventh Supplemental Indenture).
(d)    Registration and Form. The 2027 Notes shall be issuable as registered securities as provided in Section 2.03 of this Article II. The form of the 2027 Notes shall be as set forth in Exhibit C attached hereto. The 2027 Notes shall be issued and may be transferred only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. All payments of principal, redemption price and accrued unpaid interest in respect of the 2027 Notes shall be made by the Company by wire transfer of immediately available funds in U.S. Dollars to the Depositary or its nominee, as the case may be, as the registered owner of the Global Notes representing such 2027 Notes.

(e)    Legal Defeasance and Covenant Defeasance. The provisions for legal defeasance in Section 8.2 of the Base Indenture, and the provisions for covenant defeasance in Section 8.3 of the Base Indenture, shall be applicable to the 2027 Notes.
(f)    Further Issuance. Notwithstanding anything to the contrary contained herein or in the Base Indenture, the Company may, from time to time, without the consent of or notice to the Holders, create and issue further securities having the same ranking and interest rate, maturity and other terms as the 2027 Notes, except for the issue date, and, in some cases the public offering price and the first interest payment date. Additional 2027 Notes issued in this manner shall be consolidated and shall form a single series with the previously outstanding 2027 Notes.
(g)    Redemption. The 2027 Notes are subject to redemption by the Company in whole or in part in the manner described herein.
(h)    Guarantees. The payment of the principal and any accrued and unpaid interest on the 2027 Notes, whether at the 2027 Maturity Date, by acceleration, by redemption or otherwise, is fully and unconditionally guaranteed, jointly and severally, by the Guarantors as provided in Article X of the Base Indenture.
(i)    Ranking. The 2027 Notes and the Securities Guarantees are senior unsecured obligations of the Company and the Guarantors, respectively, and rank equally in right of payment with all unsecured and unsubordinated indebtedness of the Company and the Guarantors, respectively.
(j)    Sinking Fund. The 2027 Notes are not entitled to any sinking fund.
(k)    Other Terms and Conditions. The 2027 Notes shall have such other terms and conditions as provided in the form thereof attached as Exhibit C hereto.
Section 2.07    Terms and Conditions of the 2046 Notes.
The 2046 Notes shall be governed by all the terms and conditions of the Base Indenture, as supplemented by this Seventh Supplemental Indenture. In particular, the following provisions shall be terms of the 2046 Notes:
(a)    Title and Conditions of the 2046 Notes. The title of the 2046 Notes shall be as specified in the recitals; and the aggregate principal amount of the 2046 Notes shall be as specified in Section 2.02 of this Article II, except for 2046 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, Notes pursuant to Sections 2.8, 2.9, 2.13, 2.16, 5.7 or 9.5 of the Base Indenture.
(b)    Stated Maturity. The 2046 Notes shall mature, and the principal of the 2046 Notes shall be due and payable in U.S. Dollars to the Holders thereof, together with all accrued and unpaid interest thereon, on December 15, 2046 (the “2046 Maturity Date”).

(c)    Payment of Principal and Interest. The 2046 Notes shall bear interest at the rate of 4.420% per annum, from and including December 14, 2016, or from the most recent 2046 Interest Payment Date (as defined hereafter) on which interest has been paid or provided for until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. Interest shall be calculated on the basis of a 360‑day year comprised of twelve 30-day months. Interest on the 2046 Notes shall be payable semi-annually in arrears in U.S. Dollars on June 15 and December 15 of each year, commencing on June 15, 2017 (each such date, a “2046 Interest Payment Date” for the purposes of the 2046 Notes under this Seventh Supplemental Indenture). Payments of interest shall be made to the Person in whose name a 2046 Note (or predecessor 2046 Note) is registered (which shall initially be the Depositary) at the close of business on June 1 or December 1 (whether or not such date is a Business Day), as the case may be, immediately preceding such 2046 Interest Payment Date (each such date, a “2046 Regular Record Date” for the purposes of the 2046 Notes under this Seventh Supplemental Indenture).
(d)    Registration and Form. The 2046 Notes shall be issuable as registered securities as provided in Section 2.03 of this Article II. The form of the 2046 Notes shall be as set forth in Exhibit D attached hereto. The 2046 Notes shall be issued and may be transferred only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. All payments of principal, redemption price and accrued unpaid interest in respect of the 2046 Notes shall be made by the Company by wire transfer of immediately available funds in U.S. Dollars to the Depositary or its nominee, as the case may be, as the registered owner of the Global Notes representing such 2046 Notes.
(e)    Legal Defeasance and Covenant Defeasance. The provisions for legal defeasance in Section 8.2 of the Base Indenture, and the provisions for covenant defeasance in Section 8.3 of the Base Indenture, shall be applicable to the 2046 Notes.
(f)    Further Issuance. Notwithstanding anything to the contrary contained herein or in the Base Indenture, the Company may, from time to time, without the consent of or notice to the Holders, create and issue further securities having the same ranking and interest rate, maturity and other terms as the 2046 Notes, except for the issue date, and, in some cases the public offering price and the first interest payment date. Additional 2046 Notes issued in this manner shall be consolidated and shall form a single series with the previously outstanding 2046 Notes.
(g)    Redemption. The 2046 Notes are subject to redemption by the Company in whole or in part in the manner described herein.
(h)    Guarantees. The payment of the principal and any accrued and unpaid interest on the 2046 Notes, whether at the 2046 Maturity Date, by acceleration, by redemption or otherwise, is fully and unconditionally guaranteed, jointly and severally, by the Guarantors as provided in Article X of the Base Indenture.

(i)    Ranking. The 2046 Notes and the Securities Guarantees are senior unsecured obligations of the Company and the Guarantors, respectively, and rank equally in right of payment with all unsecured and unsubordinated indebtedness of the Company and the Guarantors, respectively.
(j)    Sinking Fund. The 2046 Notes are not entitled to any sinking fund.
(k)    Other Terms and Conditions. The 2046 Notes shall have such other terms and conditions as provided in the form thereof attached as Exhibit D hereto.
ARTICLE III
OPTIONAL REDEMPTION
Section 3.01    Optional Redemption. (i) The 2021 Notes are subject to redemption at any time or from time to time prior to October 15, 2021, in whole or in part, (ii) the 2023 Notes are subject to redemption at any time or from time to time prior to October 15, 2023, in whole or in part, (iii) the 2027 Notes are subject to redemption at any time or from time to time prior to March 15, 2027, in whole or in part, and (iv) the 2046 Notes are subject to redemption at any time or from time to time prior to June 15, 2046, in whole or in part, in each case, at the Company’s option at a redemption price equal to the greater of:
(i)    100% of the principal amount of the Notes being redeemed, and

(ii)
the sum of the present values of the Remaining Scheduled Payments of the Notes to be redeemed discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points in the case of the 2021 Notes, 15 basis points in the case of the 2023 Notes, 20 basis points in the case of the 2027 Notes and 25 basis points in the case of the 2046 Notes, plus, in each case, accrued and unpaid interest thereon to the redemption date.
In addition, at any time or from time to time on or after (i) October 15, 2021 with respect to the 2021 Notes, (ii) October 15, 2023 with respect to the 2023 Notes, (iii) March 15, 2027 with respect to the 2027 Notes or (iv) June 15, 2046 with respect to the 2046 Notes, the Company may redeem the 2021 Notes, the 2023 Notes, the 2027 Notes or the 2046 Notes, respectively, in whole or in part, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date.
Section 3.02    Notices to Trustee.
If the Company elects to redeem the Notes of any series pursuant to this Article III, it shall notify the Trustee in writing of the redemption date and the principal amount of Notes to be redeemed.

The Company shall give each notice to the Trustee provided for in this Section upon not later than the earlier of 45 days before the redemption date or the date on which notice is given to the Holders (unless the Trustee consents to a shorter period). Such notice shall be accompanied by an Officers’ Certificate to the effect that such redemption will comply with the conditions herein and in the Base Indenture.
Section 3.03    Selection of Notes to Be Redeemed.
If fewer than all the Notes of a series are to be redeemed, the Company shall deliver to the Trustee, at least three Business Days before the notice of redemption is to be sent to Holders (unless the Trustee agrees to a shorter period of time), an Officers’ Certificate requesting the Trustee select the Notes of such series to be redeemed. The Trustee shall, subject to applicable law, select the Notes to be redeemed as follows: (1) if the Notes are listed on any national securities exchange, in compliance with the requirements of the principal national securities exchange on which the Notes are listed; or (2) on a pro rata basis, if the Notes are not listed on any national securities exchange (or in the case of securities in global form, by such method DTC may require).
The Trustee shall make the selection of Notes to be redeemed from outstanding Notes of such series not previously called for redemption. Provisions of this Seventh Supplemental Indenture that apply to the Notes called for redemption also apply to portions of the Notes called for redemption. The Trustee shall notify the Company promptly of the Notes or portions of the Notes to be redeemed.
Section 3.04    Notice of Redemption.
At least 15 days but not more than 30 days before the applicable redemption date of any series of Notes, the Company shall send a notice of redemption by first-class mail or by electronic transmission to each Holder of such series of Notes to be redeemed at such Holder’s registered address; provided, that redemption notices may be mailed more than 30 days prior to the redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of the Indenture.
The notice shall identify the Notes to be redeemed (including the series, issue date, interest rate and maturity date) and shall state:
(a)    the redemption date;
(b)    the redemption price and the amount of accrued interest to the redemption date;
(c)    the name and address of the Paying Agent;
(d)    that the Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;
(e)    if fewer than all the outstanding Notes are to be redeemed, the certificate numbers and principal amounts of the particular Notes to be redeemed;

(f)    if the Notes are to be redeemed in part, upon surrender of such Notes, the Holder will receive, without charge, a new Note for the principal amount remaining unredeemed;
(g)    that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of the Indenture, interest on the Notes (or portion thereof) called for redemption ceases to accrue on and after the redemption date;
(h)    the CUSIP number, if any, printed on the Notes being redeemed; and
(i)    that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.
At the Company’s request, the Trustee shall give the notice of redemption in the Company’s name and at the Company’s expense; provided, however, that the Company shall have delivered to the Trustee, at least three Business Days before the notice of redemption is to be sent to Holders (unless the Trustee agrees to a shorter period), an Officers’ Certificate requesting that the Trustee give such notice and setting forth the information required by this Section 3.04.
Section 3.05    Effect of Notice of Redemption.
Once notice of redemption is sent, the Notes called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Notes shall be paid at the redemption price stated in the notice, plus accrued interest, if any, to the redemption date; provided, however, that installments of interest on the Notes that are due and payable on the 2021 Interest Payment Date, the 2023 Interest Payment Date, the 2027 Interest Payment Date or the 2046 Interest Payment Date, as the case may be, falling on or prior to a redemption date will be payable on such 2021 Interest Payment Date, 2023 Interest Payment Date, 2027 Interest Payment Date or 2046 Interest Payment Date to the registered Holders as of the close of business on the relevant 2021 Regular Record Date, 2023 Regular Record Date, 2027 Regular Record Date or 2046 Regular Record Date, as the case may be, according to the terms of the Notes and the Indenture. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.
Section 3.06    Deposit of Redemption Price.
Prior to 11:00 a.m., New York City time, on the applicable redemption date, the Company shall deposit with the Paying Agent (or, if the Company is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of, and accrued interest on, all Notes to be redeemed on that date.
Section 3.07    Notes Redeemed in Part.
Upon surrender of a Note that is redeemed in part, the Company and the Guarantors shall execute, and the Trustee shall authenticate for the Holder (at the Company’s expense), a new

Note of such series equal in principal amount to the unredeemed portion of the Notes surrendered.

ARTICLE IV
SPECIAL MANDATORY REDEMPTION
Section 4.01    Special Mandatory Redemption. In the event that the Merger Closing Date does not occur on or prior to December 14, 2017 or if the Merger Agreement is terminated at any time on or prior to December 14, 2017 (each, a “Special Mandatory Redemption Trigger”), then the Company shall redeem in whole and not in part the principal amount of each series of Notes outstanding on the Special Mandatory Redemption Date (as defined below) at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the principal amount of the applicable series of Notes to be redeemed, plus accrued and unpaid interest to the Special Mandatory Redemption Date (the “Special Mandatory Redemption”).
Section 4.02    Notice of Redemption.
The Company will cause a notice of Special Mandatory Redemption to be mailed to the Trustee and mailed by first-class mail, or delivered electronically if held by DTC in accordance with DTC’s customary procedures, to each Holder of each series of Notes at such Holder’s registered address no later than 10 days following the occurrence of a Special Mandatory Redemption Trigger, which shall provide for the redemption of such series of Notes on the redemption date set forth in such notice (the “Special Mandatory Redemption Date”), which shall be at least 10 Business Days but not more than 30 days following the date of such notice.
The notice shall identify the Notes to be redeemed (including the series, issue date, interest rate and maturity date) and shall state:
(a)the Special Mandatory Redemption Date;
(b)the Special Mandatory Redemption Price and the amount of accrued interest to the Special Mandatory Redemption Date;
(c)the name and address of the Paying Agent;
(d)that the Notes called for Special Mandatory Redemption must be surrendered to the Paying Agent to collect the Special Mandatory Redemption Price;
(e)that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of the Indenture, interest on the Notes called for Special Mandatory Redemption ceases to accrue on and after the Special Mandatory Redemption Date;
(f)the CUSIP number, if any, printed on the Notes being redeemed; and
(g)that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

At the Company’s request, the Trustee shall give the notice of Special Mandatory Redemption in the Company’s name and at the Company’s expense; provided, however, that the Company shall have delivered to the Trustee, at least three Business Days before the notice of Special Mandatory Redemption is to be sent to Holders (unless the Trustee agrees to a shorter period), an Officers’ Certificate requesting that the Trustee give such notice and setting forth the information required by this Section 4.02.
Section 4.03    Effect of Notice of Special Mandatory Redemption.
Once notice of Special Mandatory Redemption is sent, the Notes called for redemption become due and payable on the Special Mandatory Redemption Date and at the Special Mandatory Redemption Price stated in the notice. Upon surrender to the Paying Agent, such Notes shall be paid at the Special Mandatory Redemption Price stated in the notice, plus accrued interest, if any, to the Special Mandatory Redemption Date; provided, however, that installments of interest on the Notes that are due and payable on the 2021 Interest Payment Date, the 2023 Interest Payment Date, the 2027 Interest Payment Date or the 2046 Interest Payment Date, as the case may be, falling on or prior to the Special Mandatory Redemption Date will be payable on such 2021 Interest Payment Date, 2023 Interest Payment Date, 2027 Interest Payment Date or 2046 Interest Payment Date to the registered Holders as of the close of business on the relevant 2021 Regular Record Date, 2023 Regular Record Date, 2027 Regular Record Date or 2046 Regular Record Date, as the case may be, according to the terms of the Notes and the Indenture. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.
Section 4.04    Deposit of Redemption Price.
Prior to 11:00 a.m., New York City time, on the Special Mandatory Redemption Date, the Company shall deposit with the Paying Agent (or, if the Company is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Special Mandatory Redemption Price of, and accrued interest on, all Notes to be redeemed on that date.
Section 4.04    Amendment and Termination. The provisions described in this Article IV may not be waived or modified with respect to any series of Notes without the written consent of each Holder of such series of Notes. Upon the occurrence of the Merger Closing Date on or prior to December 14, 2017, the provisions described in this Article IV will cease to apply to the Notes.
ARTICLE V
CHANGE OF CONTROL
Section 5.01    Change of Control.
(a)    Upon the occurrence of a Change of Control Triggering Event with respect to a series of Notes, unless such Notes have been called for redemption pursuant to Sections 3.01 or 4.01 hereof, with such notice of redemption mailed on or before 30 days after such Change of Control Triggering Event, each Holder of such Notes shall have the right to require the Company to repurchase all or any part (equal to an integral multiple of $1,000) of such Holder’s Notes at an offer price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to the date of purchase (the “Change of Control Payment”).
(b)    Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any proposed Change of Control, but after the public announcement of the proposed Change of Control, the Company shall send, or cause to be sent, a notice (a “Change of Control Offer”) to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and specifying:
(i)    that the Change of Control Offer is being made pursuant to this Section 5.01 and that all Notes tendered will be accepted for payment;
(ii)    the Change of Control Payment and the purchase date, which shall be a Business Day no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”);
(iii)    the CUSIP numbers for the Notes;
(iv)    that any Note not tendered will continue to accrue interest;
(v)    that, unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Payment Date;
(vi)    that Holders electing to have any Notes purchased pursuant to a Change of Control Offer will be required to surrender such Notes to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;
(vii)    that Holders will be entitled to withdraw their election referred to in clause (vi) if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have the Notes purchased;
(viii)    that Holders whose Notes of any series are being purchased only in part will be issued new Notes of such series equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion will be equal to a minimum of $2,000 in principal amount or an integral multiple of $1,000 in excess thereof; and
(ix)    if the notice is sent prior to the date of consummation of the Change of Control, that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the payment date specified in the notice.

(c)    The Company shall cause the Change of Control Offer to remain open for at least 20 Business Days or such longer period as is required by applicable law. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 5.01, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 5.01 by virtue of such conflict.
(d)    On the Change of Control Payment Date, the Company will, to the extent lawful:
(i)    accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer;
(ii)    deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and
(iii)    deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company.
(e)    The Paying Agent will promptly send to each Holder of Notes properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and send (or cause to be transferred by book entry) to each Holder a new Note of the same series equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be equal to a minimum of $2,000 in principal amount or an integral multiple of $1,000 in excess thereof. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.
(f)    The Company shall not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 5.01 applicable to a Change of Control Offer made by the Company and purchases all Notes properly tendered and not withdrawn under such Change of Control Offer. In addition, notwithstanding the provisions of this Section 5.01, if an Event of Default exists under the Indenture (which is unrelated to the repurchase provisions of this Section 5.01), including Events of Default arising with respect to other series of Securities, the Company shall not be required to repurchase the Notes.
ARTICLE VI
COVENANTS
The covenants set forth in this Article VI shall be applicable to the Company in addition to the covenants in Article III of the Base Indenture, which shall in all respects be applicable in respect of the Notes.

Section 6.01    Limitation on Secured Indebtedness.
The Company shall not, and shall not permit any Subsidiary to, incur, issue, assume, or guarantee any Indebtedness secured by a Lien on any Principal Property or on any Capital Stock or Indebtedness of any Subsidiary of the Company owning any Principal Property, owned or acquired by the Company or any Subsidiary of the Company, without effectively providing that the outstanding Notes and the Securities Guarantees (together with, if the Company shall so determine, any other Indebtedness of the Company or such Subsidiary then existing or thereafter created which is not subordinate to the Notes or the Securities Guarantees) shall be secured equally and ratably with (or prior to) such secured Indebtedness so long as such secured Indebtedness shall be so secured. The foregoing restrictions do not apply to:
(a)    Permitted Encumbrances;
(b)    Liens on any asset or property at the date of the Seventh Supplemental Indenture, provided that,
(i)    such Liens shall not apply to any other property or asset of the Company or any Subsidiary of the Company (other than the proceeds or products of the property or asset originally subject to such Liens), and
(ii)    such Liens shall secure only those obligations which they secure on the date of the Seventh Supplemental Indenture and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;
(c)    Liens on any asset or property of any corporation or other Person at the time such corporation or other Person becomes a Subsidiary of the Company or is merged with or into or consolidated with the Company or any Subsidiary of the Company, provided that,
(i)    such Liens were in existence prior to such corporation or other Person becoming a Subsidiary of the Company or such merger or consolidation and shall not apply to any other property or asset of the Company or any Subsidiary of the Company (other than the proceeds or products of the property or asset originally subject to such Liens), and
(ii)    such Liens shall secure only those obligations which they secure on the date that such corporation or other Person becomes a Subsidiary of the Company or the date of such merger or consolidation, and
(iii)    extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;
(d)    Liens securing Indebtedness of
(i)    a Subsidiary of the Company to the Company or a Guarantor,
(ii)    the Company to a Guarantor, or

(iii)    a Guarantor to the Company or another Guarantor;
(e)    Liens on any property or asset to secure the payment of all or any part of the Capital Lease Obligations or purchase price of such property or asset upon the acquisition or lease of such property or asset by the Company or a Subsidiary of the Company or to secure any Indebtedness incurred prior to, at the time of, or within 270 days after, the later of the date of acquisition or lease of such property or asset and the date such property or asset is placed in service, for the purpose of financing all or any part of the purchase price thereof or Capital Lease Obligations with respect thereto, or Liens to secure any Indebtedness incurred for the purpose of financing the cost to the Company or a Subsidiary of the Company of construction, alteration or improvement to such acquired property or asset;
(f)    Liens securing industrial revenue bonds, pollution control bonds or other similar tax-exempt bonds;
(g)    any other Liens incidental to construction or maintenance of real property of the Company or any Subsidiary of the Company which were not incurred in connection with borrowing money or obtaining advances or credits or the acquisition of property or assets and in the aggregate do not materially impair the use of any property or assets or which are being contested in good faith by the Company or such Subsidiary; or
(h)    any extension, renewal or replacement (including successive extensions, renewals or replacements), as a whole or in part, of any of the Liens enumerated in clauses (a) through (g) above; provided, however, that
(i)    such extension, renewal or replacement Liens are limited to all or part of the same property or asset that secured the Liens extended, renewed, or replaced (plus improvements on such property or asset), and
(ii)    the principal amount of Indebtedness secured by such Liens at such time is not increased.
Section 6.02    Limitation on Sale and Leaseback Transactions.
The Company shall not directly or indirectly, and shall not permit any Subsidiary directly or indirectly to, engage in the sale or transfer of any Principal Property to a Person and the taking back by the Company or any of its Subsidiaries, as the case may be, of a lease of such Principal Property, whether now owned or hereafter acquired, unless:
(a)    such transaction was entered into prior to date of the Seventh Supplemental Indenture;
(b)    such transaction was for the sale and leasing back to the Company by any one of its Subsidiaries;
(c)    such transaction involves a lease for not more than three years;

(d)    such transaction occurs within six months from the date of acquisition of the subject Principal Property or the date of the completion of construction or commencement of full operations of such Principal Property, whichever is later;
(e)    the Company or such Subsidiary under Sections 6.01(a) through (h) of this Seventh Supplemental Indenture may incur Attributable Debt secured by a Lien with respect to such sale and leaseback transaction without equally and ratably securing the Notes; or
(f)    the Company or a Subsidiary applies an amount equal to the net proceeds from the sale of such Principal Property to the purchase of other property or assets used or useful in its business or to the retirement of Funded Debt within 270 days before or after the effective date of any such sale and leaseback transaction; provided that, in lieu of applying such amount to the retirement of Funded Debt, the Company or a Subsidiary may deliver the Notes to the Trustee for cancellation, such Notes to be credited to the amount of net proceeds from the sale of such property or assets at the cost of acquisition of such Notes to the Company or such Subsidiary.
Section 6.03    Exceptions.
(a)    Notwithstanding the restrictions set forth in Section 6.01 of this Seventh Supplemental Indenture, the Company and its Subsidiaries will be permitted to incur, issue, assume or guarantee Indebtedness secured by a Lien on any Principal Property or on any Capital Stock or Indebtedness of any Subsidiary of the Company owning any Principal Property which would otherwise be subject to the restrictions set forth in Section 6.01 of this Seventh Supplemental Indenture without equally and ratably securing the Notes and the Securities Guarantees, if as of the time of such incurrence, issuance, assumption or guarantee, after giving effect thereto, the aggregate principal amount of all Indebtedness secured by Liens on any Principal Property or on any Capital Stock or Indebtedness of any Subsidiary of the Company owning any Principal Property (not including Indebtedness secured by Liens permitted under clauses (a) through (h) of Section 6.01), together (without duplication) with the aggregate amount of Attributable Debt outstanding in respect of sale and leaseback transactions entered into pursuant Section 6.03(b), does not at the time exceed 15% of Consolidated Total Assets of the Company calculated as of the time of such incurrence, issuance, assumption or guarantee of secured Indebtedness.
(b)    Notwithstanding the restrictions set forth in Sections 6.02 of this Seventh Supplemental Indenture, the Company and its Subsidiaries may enter into any sale and leaseback transaction which would otherwise be prohibited by Section 6.02, if as of the time of entering into such sale and leaseback transaction, after giving effect thereto, the aggregate amount of all Attributable Debt with respect to sale and leaseback transactions (not including Attributable Debt with respect to sale and leaseback transactions permitted under clauses (a) through (e) of Section 6.02), together (without duplication) with the aggregate principal amount of all Indebtedness secured by Liens on any Principal Property or on any Capital Stock or Indebtedness of any Subsidiary of the Company owning any Principal Property outstanding pursuant to Section 6.03(a), does not at the time exceed 15% of Consolidated Total Assets of the Company calculated as of the time of entry into such sale and leaseback transaction.

ARTICLE VII
AGREEMENT TO BE BOUND; SECURITIES GUARANTEE
Section 7.01    Agreements to be Bound. Each Guarantor hereby becomes a party to the Indenture as a Guarantor and as such shall have all of the rights and be subject to all of the obligations and agreements of a Guarantor under the Indenture. The Guarantors agree to be bound by all of the provisions of the Indenture applicable to a Guarantor and to perform all of the obligations and agreements of a Guarantor under the Indenture.
Section 7.02    Guarantees. Each Guarantor hereby unconditionally guarantees, jointly and severally with each other Guarantor, to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, the full and punctual payment when due, whether at Maturity, by redemption, acceleration or otherwise, of the obligations of the Company under the Notes and the other guaranteed obligations of the Company set forth in Article X of the Base Indenture. The terms of each Securities Guarantee are more fully set forth in Article X of the Base Indenture and each Guarantor agrees to be bound by such terms.
Section 7.03    Future Guarantors. The Company shall cause any Subsidiary of the Company that guarantees, directly or indirectly, any Indebtedness of the Company (including any Indebtedness under any Credit Agreements) to at the same time, execute and deliver to the Trustee a supplement to the Indenture pursuant to which such Subsidiary will guarantee payment of the Notes on the same terms and conditions as those set forth in the Indenture. Thereafter, such Subsidiary shall be a Guarantor for all purposes of the Indenture until such Securities Guarantee is released in accordance with the provisions of the Indenture.
ARTICLE VIII
MISCELLANEOUS
Section 8.01    Ratification of Indenture.
This Seventh Supplemental Indenture is executed and shall be construed as an indenture supplement to the Base Indenture, and as supplemented and modified hereby, the Base Indenture is in all respects ratified and confirmed, and the Base Indenture and this Seventh Supplemental Indenture shall be read, taken and construed as one and the same instrument.
Section 8.02    Trust Indenture Act Controls.
If any provision of this Seventh Supplemental Indenture limits, qualifies or conflicts with another provision that is required or deemed to be included in this Seventh Supplemental Indenture by the Trust Indenture Act, the required or deemed provision shall control.
Section 8.03    Notices.
All notices and other communications shall be given as provided in the Base Indenture; provided that notices to a Guarantor shall be given to such Guarantor in care of the Company.

Section 8.04    Governing Law.
THIS SEVENTH SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 8.05    Successors.
All agreements of the Company and the Guarantors in this Seventh Supplemental Indenture and the Notes shall bind their successors. All agreements of the Trustee in this Seventh Supplemental Indenture shall bind its successors.
Section 8.06    Multiple Originals.
The parties may sign any number of copies of this Seventh Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Seventh Supplemental Indenture.
Section 8.07    Headings.
The headings of the Articles and Sections of this Seventh Supplemental Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.
Section 8.08    Trustee Not Responsible for Recitals
The recitals contained herein shall be taken as statements of the Company and the Guarantors, and the Trustee does not assume any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Seventh Supplemental Indenture, except that the Trustee represents that it is duly authorized to execute and deliver this Seventh Supplemental Indenture and perform its obligations hereunder.
Section 8.09    Force Majeure
In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall undertake commercially reasonable efforts to resume performance as soon as practicable under the circumstances.
Section 8.10    U.S.A. PATRIOT Act
The parties acknowledge that in accordance with Section 326 of the U.S.A. PATRIOT Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. PATRIOT Act.
[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Seventh Supplemental Indenture to be duly executed as of the date first written above.

COMPANY:

DR PEPPER SNAPPLE GROUP, INC.

By:	/s/ Martin M. Ellen
	Name:	Martin M. Ellen
	Title:	Executive Vice President and Chief Financial Officer

Signature page to the Seventh Supplemental Indenture

GUARANTORS:

234DP AVIATION, LLC
A & W CONCENTRATE COMPANY
AMERICAS BEVERAGES MANAGEMENT GP
AMTRANS, INC.
BERKELEY SQUARE US, INC.
BEVERAGES DELAWARE INC.
DP BEVERAGES INC.
DPS AMERICAS BEVERAGES LLC
DPS BEVERAGES, INC.
DPS FINANCE II, INC.
DPS HOLDINGS INC.
DR PEPPER/SEVEN-UP BEVERAGE SALES COMPANY
DR PEPPER/SEVEN UP MANUFACTURING COMPANY
DR PEPPER/SEVEN UP, INC.
HIGH RIDGE INVESTMENTS US, INC.
INTERNATIONAL INVESTMENTS MANAGEMENT LLC
MOTT’S GENERAL PARTNERSHIP
MOTT’S LLP
MSSI LLC
NANTUCKET ALLSERVE, INC.
NUTHATCH TRADING US, INC.
PACIFIC SNAPPLE DISTRIBUTORS, INC.
ROYAL CROWN COMPANY, INC.
SNAPPLE BEVERAGE CORP.
THE AMERICAN BOTTLING COMPANY

By:	/s/ Martin M. Ellen
	Name:	Martin M. Ellen
	Title:	Executive Vice President and Chief Financial Officer

SPLASH TRANSPORT, INC.

By:	/s/ Arthur Swanson
	Name:	Arthur Swanson
	Title:	Vice President and Assistant Secretary

Signature page to the Seventh Supplemental Indenture

TRUSTEE:

WELLS FARGO BANK, N.A., as Trustee

By:	/s/ Patrick T. Giordano
	Name:	Patrick T. Giordano
	Title:	Vice President

Signature page to the Seventh Supplemental Indenture

SCHEDULE I

LIST OF GUARANTORS

234DP Aviation, LLC
A & W Concentrate Company
Americas Beverages Management GP
AmTrans, Inc.
Berkeley Square US, Inc.
Beverages Delaware Inc.
DP Beverages Inc.
DPS Americas Beverages, LLC
DPS Beverages, Inc.
DPS Finance II, Inc.
DPS Holdings Inc.
Dr Pepper/Seven-Up Beverage Sales Company
Dr Pepper/Seven Up Manufacturing Company
Dr Pepper/Seven Up, Inc.
High Ridge Investments US, Inc.
International Investments Management LLC
Mott’s General Partnership
Mott’s LLP
MSSI LLC
Nantucket Allserve, Inc.
Nuthatch Trading US, Inc.
Pacific Snapple Distributors, Inc.
Royal Crown Company, Inc.
Snapple Beverage Corp.
Splash Transport, Inc.
The American Bottling Company

Schedule I - Page 1

EXHIBIT A
FORM OF 2021 NOTE

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP NO. 26138E AV1
ISIN NO. US26138EAV11

DR PEPPER SNAPPLE GROUP, INC.

2.530% SENIOR NOTE DUE 2021

$250,000,000                                        No.: R-1

DR PEPPER SNAPPLE GROUP, INC., a Delaware corporation (herein called the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED FIFTY MILLION DOLLARS or such other Principal Amount as shall be set forth on Schedule I hereto on November 15, 2021 and to pay interest thereon at the rate of 2.530% per annum from and including December 14, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on May 15 and November 15 of each year, commencing May 15, 2017 (each an “Interest Payment Date”), until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, except as provided in the Indenture hereinafter referred to, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the regular record date for such interest, which will be the May 1 and November 1 (whether or not such date is a Business Day), as the case may be (each, a “Regular Record Date”), immediately preceding each Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and either may be paid to the Person in whose name this Note (or one or more

Exhibit A - Page 1

Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose pursuant to the Indenture (initially the principal corporate trust office of the Trustee in Dallas, Texas (the “Corporate Trust Office”)), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register. Payments of principal and interest at maturity will be made against presentation of this Note at the Corporate Trust Office (or such other office as may be established pursuant to the Indenture), by check or wire transfer.

Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee or an authenticating agent under the Indenture referred to on the reverse hereof by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Pages Follow]

Exhibit A - Page 2

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by the manual or facsimile signature of two of its Officers.

Date: December 14, 2016

DR PEPPER SNAPPLE GROUP, INC.

By:
	Name:	Martin M. Ellen
	Title:	Executive Vice President & Chief Financial Officer

By:
	Name:	James Baldwin
	Title:	Executive Vice President & General Counsel

Exhibit A - Page 3

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: December 14, 2016

WELLS FARGO BANK, N.A.,
as Trustee

By:
Authorized Officer

Exhibit A - Page 4

(Reverse of Note)

DR PEPPER SNAPPLE GROUP, INC.

2.530% SENIOR NOTE DUE 2021

1.    This Note is one of a duly authorized issue of securities of the Company designated as its 2.530% Senior Notes due 2021 (the “Notes”) limited in aggregate principal amount to $250,000,000 issued and to be issued under an indenture, dated as of December 15, 2009 (the “Base Indenture”), between the Company and Wells Fargo Bank, N.A., as trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture), and the Seventh Supplemental Indenture, dated as of December 14, 2016 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, as so supplemented and as it may be further amended, supplemented or otherwise modified from time to time, is herein referred to as the “Indenture”), between the Company, the guarantors named therein and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The indebtedness of the Company evidenced by the Notes, including the principal thereof and interest thereon (including post-default interest), will constitute unsecured and unsubordinated indebtedness of the Company and will rank equally in right of payment with all of the Company's current and future unsecured and unsubordinated indebtedness.

2.    The Notes are subject to a special mandatory redemption on the terms set forth in, and accordance with, Article IV of the Seventh Supplemental Indenture.
3.    The Notes are subject to redemption at any time or from time to time prior to October 15, 2021, in whole or in part, at the Company’s option at a redemption price equal to the greater of:
(i)    100% of the principal amount of the Notes to be redeemed, and
(ii)    the sum of the present values of the Remaining Scheduled Payments of the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year of twelve 30-day months) at the Treasury Rate plus 12.5 basis points, plus accrued and unpaid interest thereon to the redemption date.
The Notes are subject to redemption at any time or from time to time on or after October 15, 2021, in whole or in part, at the Company’s option at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date.
“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming that the Notes matured on October 15, 2021) that would be

Exhibit A - Page 5

utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.
“Comparable Treasury Price” means, with respect to any redemption date (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all of such quotations.
“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.
“Reference Treasury Dealer” means (i) each of Credit Suisse Securities (USA) LLC , Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC (or their respective affiliates that are primary U.S. Government securities dealers), and their respective successors, or if at any time any of the above is not a primary U.S. Government securities dealer, another nationally recognized investment banking firm selected by the Company that is a primary U.S. Government securities dealer and (ii) one other primary U.S. Government securities dealers selected by the Company.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.
“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal and interest of such Notes that would be due if such Notes matured on October 15, 2021.
“Treasury Rate” means, for any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity, computed as of the second business day immediately preceding that redemption date, of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date. The Company will, prior to such redemption date, provide written notice executed by an Officer of the Company of the Treasury Rate to the Trustee, including the calculation thereof in reasonable detail.
Any notice to Holders of Notes of a redemption pursuant to this paragraph 3 hereof will include, among other things set forth in the Indenture, the redemption date, the redemption price, the amount of accrued and unpaid interest to the redemption date, and the name and address of the Paying Agent.
4.    Upon the occurrence of a Change of Control Triggering Event, unless all Notes have been called for redemption pursuant to paragraph 2 or 3 of this Note, each Holder of the Notes shall have the right to require the Company to repurchase all or any part (equal to an

Exhibit A - Page 6

integral multiple of $1,000) of such Holder’s Notes at an offer price in cash equal to 101% of the aggregate principal amount of such Notes plus accrued and unpaid interest thereon, if any, to the date of repurchase. “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event, as such terms are defined in the Indenture. The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

5.    The payment of the principal of and interest on the Notes will be unconditionally guaranteed by the Guarantors, if any, on the terms set forth in the Indenture.

6.    If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

7.    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

8.    No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

9.    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

10.    The Notes are issuable only in fully registered form, without coupons, in minimum denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture, and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes in authorized denominations, as requested by the Holder surrendering the same.

Exhibit A - Page 7

11.    No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

12.    Prior to the due presentment of this Note for registration of transfer or exchange, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.

13.    Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. Interest shall be payable to and excluding any Interest Payment Date.

14.    The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

15.    No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or of the Guarantors under the Notes, the Indenture, the Securities Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver and release may not be effective to waive or release liabilities under the federal securities laws.

16.    This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

17.    Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUT (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18.    Each Holder of this Note covenants and agrees by such Holder’s acceptance thereof to comply with and be bound by the foregoing provisions.

19.    THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
20.    All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit A - Page 8

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
______________________________________
______________________________________
______________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing ___________________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.
Dated:     __________________________
Signature: ____________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit A - Page 9

Schedule I
SCHEDULE OF TRANSFERS AND EXCHANGES
The following increases or decreases in Principal Amount of this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such Decrease or Increase	Signature of Authorized Signatory of Trustee or Custodian

Exhibit A - Schedule I

EXHIBIT B
FORM OF 2023 NOTE

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP NO. 26138E AW9
ISIN NO. US26138EAW93

DR PEPPER SNAPPLE GROUP, INC.

3.130% SENIOR NOTE DUE 2023

$500,000,000                                        No.: R-1

DR PEPPER SNAPPLE GROUP, INC., a Delaware corporation (herein called the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS or such other Principal Amount as shall be set forth on Schedule I hereto on December 15, 2023 and to pay interest thereon at the rate of 3.130% per annum from and including December 14, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on June 15 and December 15 of each year, commencing June 15, 2017 (each an “Interest Payment Date”), until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, except as provided in the Indenture hereinafter referred to, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the regular record date for such interest, which will be the June 1 and December 1 (whether or not such date is a Business Day), as the case may be (each, a “Regular Record Date”), immediately preceding each Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and either may be paid to the Person in whose name this Note (or one or more

Exhibit B - Page 1

Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose pursuant to the Indenture (initially the principal corporate trust office of the Trustee in Dallas, Texas (the “Corporate Trust Office”)), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register. Payments of principal and interest at maturity will be made against presentation of this Note at the Corporate Trust Office (or such other office as may be established pursuant to the Indenture), by check or wire transfer.

Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee or an authenticating agent under the Indenture referred to on the reverse hereof by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Pages Follow]

Exhibit B - Page 2

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by the manual or facsimile signature of two of its Officers.

Date: December 14, 2016

DR PEPPER SNAPPLE GROUP, INC.

By:
	Name:	Martin M. Ellen
	Title:	Executive Vice President & Chief Financial Officer

By:
	Name:	James Baldwin
	Title:	Executive Vice President & General Counsel

Exhibit B - Page 3

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: December 14, 2016

WELLS FARGO BANK, N.A.,
as Trustee

By:
Authorized Officer

Exhibit B - Page 4

(Reverse of Note)

DR PEPPER SNAPPLE GROUP, INC.

3.130% SENIOR NOTE DUE 2023

1.    This Note is one of a duly authorized issue of securities of the Company designated as its 3.130% Senior Notes due 2023 (the “Notes”) limited in aggregate principal amount to $500,000,000 issued and to be issued under an indenture, dated as of December 15, 2009 (the “Base Indenture”), between the Company and Wells Fargo Bank, N.A., as trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture), and the Seventh Supplemental Indenture, dated as of December 14, 2016 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, as so supplemented and as it may be further amended, supplemented or otherwise modified from time to time, is herein referred to as the “Indenture”), between the Company, the guarantors named therein and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The indebtedness of the Company evidenced by the Notes, including the principal thereof and interest thereon (including post-default interest), will constitute unsecured and unsubordinated indebtedness of the Company and will rank equally in right of payment with all of the Company's current and future unsecured and unsubordinated indebtedness.

2.    The Notes are subject to a special mandatory redemption on the terms set forth in, and in accordance with, Article IV of the Seventh Supplemental Indenture.
3.     The Notes are subject to redemption at any time or from time to time prior to October 15, 2023, in whole or in part, at the Company’s option at a redemption price equal to the greater of:
(i)100% of the principal amount of the Notes to be redeemed, and
(ii)the sum of the present values of the Remaining Scheduled Payments of the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus accrued and unpaid interest thereon to the redemption date.
The Notes are subject to redemption at any time or from time to time on or after October 15, 2023, in whole or in part, at the Company’s option at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date.
“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming that the Notes matured on October 15, 2023) that would be

Exhibit B - Page 5

utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.
“Comparable Treasury Price” means, with respect to any redemption date (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all of such quotations.
“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.
“Reference Treasury Dealer” means (i) each of Credit Suisse Securities (USA) LLC , Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC (or their respective affiliates that are primary U.S. Government securities dealers), and their respective successors, or if at any time any of the above is not a primary U.S. Government securities dealer, another nationally recognized investment banking firm selected by the Company that is a primary U.S. Government securities dealer and (ii) one other primary U.S. Government securities dealers selected by the Company.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.
“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal and interest of such Notes that would be due if such Notes matured on October 15, 2023.
“Treasury Rate” means, for any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity, computed as of the second business day immediately preceding that redemption date, of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date. The Company will, prior to such redemption date, provide written notice executed by an Officer of the Company of the Treasury Rate to the Trustee, including the calculation thereof in reasonable detail.
Any notice to Holders of Notes of a redemption pursuant to this paragraph 3 hereof will include, among other things set forth in the Indenture, the redemption date, the redemption price, the amount of accrued and unpaid interest to the redemption date, and the name and address of the Paying Agent.
4.    Upon the occurrence of a Change of Control Triggering Event, unless all Notes have been called for redemption pursuant to paragraph 2 or 3 of this Note, each Holder of the Notes shall have the right to require the Company to repurchase all or any part (equal to an

Exhibit B - Page 6

integral multiple of $1,000) of such Holder’s Notes at an offer price in cash equal to 101% of the aggregate principal amount of such Notes plus accrued and unpaid interest thereon, if any, to the date of repurchase. “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event, as such terms are defined in the Indenture. The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

5.    The payment of the principal of and interest on the Notes will be unconditionally guaranteed by the Guarantors, if any, on the terms set forth in the Indenture.

6.    If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

7.    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

8.    No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

9.    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

10.    The Notes are issuable only in fully registered form, without coupons, in minimum denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture, and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes in authorized denominations, as requested by the Holder surrendering the same.

Exhibit B - Page 7

11.    No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

12.    Prior to the due presentment of this Note for registration of transfer or exchange, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.

13.    Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. Interest shall be payable to and excluding any Interest Payment Date.

14.    The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

15.    No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or of the Guarantors under the Notes, the Indenture, the Securities Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver and release may not be effective to waive or release liabilities under the federal securities laws.

16.    This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

17.    Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUT (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18.    Each Holder of this Note covenants and agrees by such Holder’s acceptance thereof to comply with and be bound by the foregoing provisions.

19.    THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
20.    All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit B - Page 8

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
______________________________________
______________________________________
______________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing ___________________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.
Dated:     __________________________
Signature: ____________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit B - Page 9

Schedule I
SCHEDULE OF TRANSFERS AND EXCHANGES
The following increases or decreases in Principal Amount of this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such Decrease or Increase	Signature of Authorized Signatory of trustee or Custodian

Exhibit B - Schedule I

EXHIBIT C
FORM OF 2027 NOTE

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP NO. 26138E AX7
ISIN NO. US26138EAX76

DR PEPPER SNAPPLE GROUP, INC.

3.430% SENIOR NOTE DUE 2027

$400,000,000                                        No.: R-1

DR PEPPER SNAPPLE GROUP, INC., a Delaware corporation (herein called the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FOUR HUNDRED MILLION DOLLARS or such other Principal Amount as shall be set forth on Schedule I hereto on June 15, 2027 and to pay interest thereon at the rate of 3.430% per annum from and including December 14, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on June 15 and December 15 of each year, commencing June 15, 2017 (each an “Interest Payment Date”), until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, except as provided in the Indenture hereinafter referred to, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the regular record date for such interest, which will be the June 1 and December 1 (whether or not such date is a Business Day), as the case may be (each, a “Regular Record Date”), immediately preceding each Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular

Exhibit C - Page 1

Record Date and either may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose pursuant to the Indenture (initially the principal corporate trust office of the Trustee in Dallas, Texas (the “Corporate Trust Office”)), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register. Payments of principal and interest at maturity will be made against presentation of this Note at the Corporate Trust Office (or such other office as may be established pursuant to the Indenture), by check or wire transfer.

Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee or an authenticating agent under the Indenture referred to on the reverse hereof by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Pages Follow]

Exhibit C - Page 2

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by the manual or facsimile signature of two of its Officers.

Date: December 14, 2016

DR PEPPER SNAPPLE GROUP, INC.

By:
	Name:	Martin M. Ellen
	Title:	Executive Vice President & Chief Financial Officer

By:
	Name:	James Baldwin
	Title:	Executive Vice President & General Counsel

Exhibit C - Page 3

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: December 14, 2016

WELLS FARGO BANK, N.A.,
as Trustee

By:
Authorized Officer

Exhibit C - Page 4

(Reverse of Note)

DR PEPPER SNAPPLE GROUP, INC.

3.130% SENIOR NOTE DUE 2023

1.    This Note is one of a duly authorized issue of securities of the Company designated as its 3.130% Senior Notes due 2023 (the “Notes”) limited in aggregate principal amount to $500,000,000 issued and to be issued under an indenture, dated as of December 15, 2009 (the “Base Indenture”), between the Company and Wells Fargo Bank, N.A., as trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture), and the Seventh Supplemental Indenture, dated as of December 14, 2016 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, as so supplemented and as it may be further amended, supplemented or otherwise modified from time to time, is herein referred to as the “Indenture”), between the Company, the guarantors named therein and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The indebtedness of the Company evidenced by the Notes, including the principal thereof and interest thereon (including post-default interest), will constitute unsecured and unsubordinated indebtedness of the Company and will rank equally in right of payment with all of the Company's current and future unsecured and unsubordinated indebtedness.

2.    The Notes are subject to a special mandatory redemption on the terms set forth in, and in accordance with, Article IV of the Seventh Supplemental Indenture.
3.     The Notes are subject to redemption at any time or from time to time prior to October 15, 2023, in whole or in part, at the Company’s option at a redemption price equal to the greater of:
(i)100% of the principal amount of the Notes to be redeemed, and
(ii)the sum of the present values of the Remaining Scheduled Payments of the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus accrued and unpaid interest thereon to the redemption date.
The Notes are subject to redemption at any time or from time to time on or after October 15, 2023, in whole or in part, at the Company’s option at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date.
“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming that the Notes matured on October 15, 2023) that would be

Exhibit C - Page 5

utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.
“Comparable Treasury Price” means, with respect to any redemption date (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all of such quotations.
“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.
“Reference Treasury Dealer” means (i) each of Credit Suisse Securities (USA) LLC , Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC (or their respective affiliates that are primary U.S. Government securities dealers), and their respective successors, or if at any time any of the above is not a primary U.S. Government securities dealer, another nationally recognized investment banking firm selected by the Company that is a primary U.S. Government securities dealer and (ii) one other primary U.S. Government securities dealers selected by the Company.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.
“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal and interest of such Notes that would be due if such Notes matured on October 15, 2023.
“Treasury Rate” means, for any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity, computed as of the second business day immediately preceding that redemption date, of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date. The Company will, prior to such redemption date, provide written notice executed by an Officer of the Company of the Treasury Rate to the Trustee, including the calculation thereof in reasonable detail.
Any notice to Holders of Notes of a redemption pursuant to this paragraph 3 hereof will include, among other things set forth in the Indenture, the redemption date, the redemption price, the amount of accrued and unpaid interest to the redemption date, and the name and address of the Paying Agent.
4.    Upon the occurrence of a Change of Control Triggering Event, unless all Notes have been called for redemption pursuant to paragraph 2 or 3 of this Note, each Holder of the Notes shall have the right to require the Company to repurchase all or any part (equal to an

Exhibit C - Page 6

integral multiple of $1,000) of such Holder’s Notes at an offer price in cash equal to 101% of the aggregate principal amount of such Notes plus accrued and unpaid interest thereon, if any, to the date of repurchase. “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event, as such terms are defined in the Indenture. The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

5.    The payment of the principal of and interest on the Notes will be unconditionally guaranteed by the Guarantors, if any, on the terms set forth in the Indenture.

6.    If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

7.    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

8.    No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

9.    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

10.    The Notes are issuable only in fully registered form, without coupons, in minimum denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture, and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes in authorized denominations, as requested by the Holder surrendering the same.

Exhibit C - Page 7

11.    No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

12.    Prior to the due presentment of this Note for registration of transfer or exchange, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.

13.    Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. Interest shall be payable to and excluding any Interest Payment Date.

14.    The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

15.    No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or of the Guarantors under the Notes, the Indenture, the Securities Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver and release may not be effective to waive or release liabilities under the federal securities laws.

16.    This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

17.    Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUT (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18.    Each Holder of this Note covenants and agrees by such Holder’s acceptance thereof to comply with and be bound by the foregoing provisions.

19.    THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
20.    All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit C - Page 8

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
______________________________________
______________________________________
______________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing ___________________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.
Dated:     __________________________
Signature: ____________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit C - Page 9

Schedule I
SCHEDULE OF TRANSFERS AND EXCHANGES
The following increases or decreases in Principal Amount of this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such Decrease or Increase	Signature of Authorized Signatory of trustee or Custodian

Exhibit C - Schedule 1

EXHIBIT D
FORM OF 2046 NOTE

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP NO. 26138E AY5
ISIN NO. US26138EAY59

DR PEPPER SNAPPLE GROUP, INC.

4.420% SENIOR NOTE DUE 2046

$400,000,000                                        No.: R-1

DR PEPPER SNAPPLE GROUP, INC., a Delaware corporation (herein called the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FOUR HUNDRED MILLION DOLLARS or such other Principal Amount as shall be set forth on Schedule I hereto on December 15, 2046 and to pay interest thereon at the rate of 4.420% per annum from and including December 14, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on June 15 and December 15 of each year, commencing June 15, 2017 (each an “Interest Payment Date”), until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, except as provided in the Indenture hereinafter referred to, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the regular record date for such interest, which will be the June 1 and December 1 (whether or not such date is a Business Day), as the case may be (each, a “Regular Record Date”), immediately preceding each Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and either may be paid to the Person in whose name this Note (or one or more

Exhibit D - Page 1

Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose pursuant to the Indenture (initially the principal corporate trust office of the Trustee in Dallas, Texas (the “Corporate Trust Office”)), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register. Payments of principal and interest at maturity will be made against presentation of this Note at the Corporate Trust Office (or such other office as may be established pursuant to the Indenture), by check or wire transfer.

Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee or an authenticating agent under the Indenture referred to on the reverse hereof by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Pages Follow]

Exhibit D - Page 2

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by the manual or facsimile signature of two of its Officers.

Date: December 14, 2016

DR PEPPER SNAPPLE GROUP, INC.

By:
	Name:	Martin M. Ellen
	Title:	Executive Vice President & Chief Financial Officer

By:
	Name:	James Baldwin
	Title:	Executive Vice President & General Counsel

Exhibit D - Page 3

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: December 14, 2016

WELLS FARGO BANK, N.A.,
as Trustee

By:
Authorized Officer

Exhibit D - Page 4

(Reverse of Note)

DR PEPPER SNAPPLE GROUP, INC.

4.420% SENIOR NOTE DUE 2046

1.    This Note is one of a duly authorized issue of securities of the Company designated as its 4.420% Senior Notes due 2046 (the “Notes”) limited in aggregate principal amount to $400,000,000 issued and to be issued under an indenture, dated as of December 15, 2009 (the “Base Indenture”), between the Company and Wells Fargo Bank, N.A., as trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture), and the Seventh Supplemental Indenture, dated as of December 14, 2016 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, as so supplemented and as it may be further amended, supplemented or otherwise modified from time to time, is herein referred to as the “Indenture”), between the Company, the guarantors named therein and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The indebtedness of the Company evidenced by the Notes, including the principal thereof and interest thereon (including post-default interest), will constitute unsecured and unsubordinated indebtedness of the Company and will rank equally in right of payment with all of the Company's current and future unsecured and unsubordinated indebtedness.

2.    The Notes are subject to a special mandatory redemption on the terms set forth in, and accordance with, Article IV of the Seventh Supplemental Indenture.
3.    The Notes are subject to redemption at any time or from time to time prior to June 15, 2046, in whole or in part, at the Company’s option at a redemption price equal to the greater of:
(i)100% of the principal amount of the Notes to be redeemed, and
(ii)the sum of the present values of the Remaining Scheduled Payments of the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus accrued and unpaid interest thereon to the redemption date.
The Notes are subject to redemption at any time or from time to time on or after June 15, 2046, in whole or in part, at the Company’s option at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date.
“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming that the Notes matured on June 15, 2046) that would be utilized,

Exhibit D - Page 5

at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.
“Comparable Treasury Price” means, with respect to any redemption date (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all of such quotations.
“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.
“Reference Treasury Dealer” means (i) each of Credit Suisse Securities (USA) LLC , Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC (or their respective affiliates that are primary U.S. Government securities dealers), and their respective successors, or if at any time any of the above is not a primary U.S. Government securities dealer, another nationally recognized investment banking firm selected by the Company that is a primary U.S. Government securities dealer and (ii) one other primary U.S. Government securities dealers selected by the Company.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.
“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal and interest of such Notes that would be due if such Notes matured on June 15, 2046.
“Treasury Rate” means, for any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity, computed as of the second business day immediately preceding that redemption date, of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date. The Company will, prior to such redemption date, provide written notice executed by an Officer of the Company of the Treasury Rate to the Trustee, including the calculation thereof in reasonable detail.
Any notice to Holders of Notes of a redemption pursuant to this paragraph 3 hereof will include, among other things set forth in the Indenture, the redemption date, the redemption price, the amount of accrued and unpaid interest to the redemption date, and the name and address of the Paying Agent.
4.    Upon the occurrence of a Change of Control Triggering Event, unless all Notes have been called for redemption pursuant to paragraph 2 or 3 of this Note, each Holder of the Notes shall have the right to require the Company to repurchase all or any part (equal to an

Exhibit D - Page 6

integral multiple of $1,000) of such Holder’s Notes at an offer price in cash equal to 101% of the aggregate principal amount of such Notes plus accrued and unpaid interest thereon, if any, to the date of repurchase. “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event, as such terms are defined in the Indenture. The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

5.    The payment of the principal of and interest on the Notes will be unconditionally guaranteed by the Guarantors, if any, on the terms set forth in the Indenture.

6.    If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

7.    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

8.    No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

9.    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

10.    The Notes are issuable only in fully registered form, without coupons, in minimum denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture, and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes in authorized denominations, as requested by the Holder surrendering the same.

Exhibit D - Page 7

11.    No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

12.    Prior to the due presentment of this Note for registration of transfer or exchange, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.

13.    Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. Interest shall be payable to and excluding any Interest Payment Date.

14.    The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

15.    No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or of the Guarantors under the Notes, the Indenture, the Securities Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver and release may not be effective to waive or release liabilities under the federal securities laws.

16.    This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

17.    Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUT (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18.    Each Holder of this Note covenants and agrees by such Holder’s acceptance thereof to comply with and be bound by the foregoing provisions.

19.    THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
20.    All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit D - Page 8

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
______________________________________
______________________________________
______________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing ___________________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.
Dated:     __________________________
Signature: ____________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit D - Page 9

Schedule I
SCHEDULE OF TRANSFERS AND EXCHANGES
The following increases or decreases in Principal Amount of this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such Decrease or Increase	Signature of Authorized Signatory of trustee or Custodian

Exhibit D - Schedule 1